Exhibit 23.2


                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors
FSI International, Inc.:


We consent to the use of our reports incorporated herein by reference.



                                                   /s/ KPMG Peat Marwick LLP

                                                   KPMG Peat Marwick LLP


Minneapolis, Minnesota
April 24, 1998